UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  December 2, 2015

GE Dealer Floorplan Master Note Trust

Central Index Key Number of Issuing Entity:

0001290200

CDF Funding, Inc.

Central Index Key Number of Depositor:

0001290205

GE Commercial Distribution Finance LLC

Central Index Key Number of Sponsor:

0001185251

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115582
333-115582-03
333-130782-02
333-130782
333-158937-01
333-158937
333-189041
333-189041-01	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

On December 2, 2015, the following material definitive agreements, which are filed as exhibits to this Report, were entered into:

1. Instrument of Resignation, Appointment and Acceptance, dated as of December 2, 2015 (the “Master Servicer Instrument of Resignation, Appointment and Acceptance”), among GE Dealer Floorplan Master Note Trust (the “Issuing Entity”), General Electric Capital LLC (formerly known as General Electric Capital Corporation, “GE Capital LLC”), as Resigning Master Servicer, and GE Capital US Holdings, Inc. (“GE Capital US”), as Successor Master Servicer, pursuant to which, effective as of 1:00 a.m. (New York time) on December 2, 2015, the Resigning Master Servicer resigned, and the Successor Master Servicer was appointed as “Master Servicer” under the Second Amended and Restated Servicing Agreement, dated as of July 11, 2015 (as amended, restated, supplemented or otherwise modified from time to time).

2. Instrument of Resignation, Appointment and Acceptance, dated as of December 2, 2015 (the “Administrator Instrument of Resignation, Appointment and Acceptance”), among the Issuing Entity, GE Capital LLC, as Resigning Administrator and Master Servicer, and GE Capital US, as Successor Administrator, pursuant to which, effective as of 1:00 a.m. (New York time) on December 2, 2015, the Resigning Administrator resigned, and the Successor Administrator was appointed as “Administrator” under the Second Amended and Restated Servicing Agreement, dated as of August 12, 2004 (as amended, restated, supplemented or otherwise modified from time to time).

3. Assignment and Assumption Agreement, dated as of December 2, 2015 (the “Interceditor Agreement Assignment and Assumption Agreement”), between GE Capital LLC, as Assignor Servicer, and GE Capital US, as Assignee Servicer, pursuant to which, effective as of 1:00 a.m. (New York time) on December 2, 2015, the Assignor Servicer assigned its role as “Servicer” under the Amended and Restated Intercreditor Agreement, dated as of November 9, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Intercreditor Agreement”), and the Assignee Servicer accepted the role of “Servicer” under the Amended and Restated Intercreditor Agreement.

4. Assignment and Assumption Agreement, dated as of December 2, 2015 (the “Originator Performance Guaranty Assignment and Assumption Agreement”), among the Issuing Entity, GE Capital LLC, as Assignor, and GE Capital US, as Assignee, pursuant to which, effective as of 1:00 a.m. (New York time) on December 2, 2015, the Assignor assigned its role as “Originator Performance Guarantor” under the Originator Performance Guaranty, dated as of August 12, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Originator Performance Guaranty”), and the Assignee accepted the role of “Originator Performance Guarantor” under the Originator Performance Guaranty.

5. Servicer Performance Guaranty, dated as of December 2, 2015 (the “Servicer Performance Guaranty”), by GE Capital LLC, as Servicer Performance Guarantor, pursuant to which, effective as of 1:00 a.m. (New York time) on December 2, 2015, the Servicer Performance Guarantor guarantees the performance of the Master Servicer under the Second Amended and Restated Servicing Agreement for the benefit of the Issuing Entity, as Beneficiary.

Item 6.02 Change of Servicer or Trustee.

GE Capital US is the Master Servicer for the Issuing Entity. On December 2, 2015, GE Capital LLC resigned as Master Servicer, the Issuing Entity appointed GE Capital US as Master Servicer, and GE Capital US accepted its appointment as Master Servicer. The disclosure required with respect GE Capital LLC as Master Servicer pursuant to Items 1108(b)-(d) of Regulation AB set forth in the prospectus dated January 26, 2015, as supplemented by the Series 2015-2 prospectus supplement dated January 29, 2015, applies to GE Capital US as Master Servicer, as the credit and collection policies of GE Capital US with respect to the receivables held by the Issuing Entity are the same as the credit and collection policies of GE Capital LLC with respect to the receivables, and is incorporated herein.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description
4.1	Master Servicer Instrument of Resignation, Appointment and Acceptance.
4.2	Administrator Instrument of Resignation, Appointment and Acceptance.
4.3	Interceditor Agreement Assignment and Assumption Agreement.
4.4	Originator Performance Guaranty Assignment and Assumption Agreement.
4.5	Servicer Performance Guaranty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)

Dated: December 7, 2015	By: /s/ John E. Peak
Name: John E. Peak
Title: Vice President

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